Exhibit 99.1
NEWS RELEASE

December 15, 2025	Contact: Peter D. Thompson, EVP and CFO
FOR IMMEDIATE RELEASE	(301) 429-4638
URBAN ONE, INC. ANNOUNCES EXPIRATION AND FINAL RESULTS OF OFFERS AND CONSENT SOLICITATION

Silver Spring, MD: - Urban One, Inc. (NASDAQ: UONEK and UONE) (the “Company”) today announced the expiration and final results of the previously announced offers: (a) to exchange (the “Exchange Offer”) any and all of the Company’s outstanding 7.375% Senior Secured Notes due 2028 (the “Existing Notes”) held by Eligible Holders (as defined below) for newly issued 7.625% Second Lien Senior Secured Notes due 2031 (the “Exchange Notes”), to be issued by the Company, and cash, (b) to purchase (the “Tender Offer”) up to $185.0 million in aggregate principal amount of the Existing Notes for up to $111.0 million in cash and (c) the right to subscribe to purchase (the “Subscription Offer” and, together with the Exchange Offer and the Tender Offer, collectively, the “Offers”) up to $60.6 million in aggregate principal amount of newly issued 10.500% First Lien Senior Secured Notes due 2030 (the “New First Lien Notes” and, together with the Exchange Notes, the “New Notes”).
As of 5:00 P.M., New York City time, on December 15, 2025 (the “Expiration Date”), the Company received from Eligible Holders valid and unwithdrawn tenders and related Consents (as defined below), as reported by D.F. King & Co., Inc. (the “Exchange Agent”), representing approximately $476.02 million in aggregate principal amount of Existing Notes, or approximately 97.580% of the aggregate principal amount of Existing Notes outstanding.
Eligible Holders electing to participate in: (a) only the Exchange Offer are referred to herein as “Exchange Offer Only Participants,” (b) the Exchange Offer and the Tender Offer are referred to herein as “Exchange Offer and Tender Offer Participants,” (c) the Exchange Offer, the Tender Offer and the Subscription Offer are referred to herein as “Exchange Offer, Tender Offer and Subscription Offer Participants,” and (d) the Exchange Offer and the Subscription Offer are referred to herein as “Exchange Offer and Subscription Offer Participants.” The Exchange Offer and Tender Offer Participants and the Exchange Offer, Tender Offer and Subscription Offer Participants are collectively referred to herein as the “Tender Offer Participants.”
As of the Expiration Date, $498,000 in aggregate principal amount of Existing Notes were tendered by Exchange Offer Only Participants and Exchange Offer and Subscription Offer Participants to receive the Exchange Consideration and approximately $475.52 million in aggregate principal amount of Existing Notes were tendered by Exchange Offer and Tender Offer Participants and Exchange Offer, Tender Offer and Subscription Offer Participants to receive the Tender Consideration. Because Existing Notes in a principal amount greater than $185.0 million were tendered into the Tender Offer, the Tender Offer was oversubscribed, and Existing Notes accepted in the Tender Offer will be subject to proration, as described below. As a result, the TSA Minimum Participation Condition (as defined in the Exchange Offering Memorandum) was waived.
Prior to the Expiration Date, Eligible Holders (other than the Supporting Noteholders (as defined below)) subscribed to purchase approximately $4.4 million in aggregate principal amount of New First Lien Notes. As previously announced, pursuant to a Transaction Support Agreement, dated as of November 14, 2025, by and among the Company and certain holders (the “Supporting Noteholders”) of Existing Notes, the Supporting Noteholders have agreed to backstop the full Subscription Offer and are expected to purchase the remaining approximately $56.2 million in aggregate principal amount of New First Lien Notes.
In addition, as of the Early Tender Date, the Company had received the requisite number of consents (the “Consents”) in the concurrent consent solicitation (the “Consents” and such solicitation, the “Consent Solicitation”) from Eligible Holders of the Existing Notes to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to eliminate substantially all of the restrictive covenants and certain of the default provisions, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including removing the requirement that the Company make an offer to repurchase the Existing Notes if the Company experiences certain change of control transactions, releasing the guarantees provided by the guarantors of the Existing Notes, and eliminating any requirement to provide guarantees in the future with respect to the Existing Notes, releasing the liens on all of the collateral securing the Existing Notes and eliminating any requirement to provide collateral in the future with respect to the Existing Notes (collectively, the “Proposed Amendments”). On December 3, 2025, the Company entered into a supplemental indenture with the trustee and the collateral agent for the Existing Notes and the guarantors party thereto to reflect the Proposed Amendments, but the Proposed Amendments will become operative only upon, and subject to, the consummation of the Exchange Offer and Tender Offer on the Settlement Date (as defined below).
The consummation of the Offers and the Consent Solicitation on the Settlement Date is subject to, and conditioned upon, the satisfaction or, if permitted, waiver by the Company of certain conditions, including the Supporting Noteholders’ performance of their obligations under the Transaction Support Agreement, the Company’s substantially concurrent refinancing of its existing asset-based lending facility (or, in lieu thereof, the receipt of consent from the required lenders thereunder to the consummation of the Offers) and the General Conditions (as defined in the Offering Memorandum). The Settlement Date is expected to be on or around December 18, 2025. Subject to applicable law, the Company may amend, extend, terminate or withdraw any of the Offers and/or Consent Solicitation without amending, extending, terminating or withdrawing any of the others, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Offers and Consent Solicitation” in the Offering Memorandum with respect to the Offers are not satisfied as determined by the Company in its sole discretion.
The offering of the New Notes has not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. The Offers and Consent Solicitation will only be made, and the New Notes are only being offered and issued, to holders of Existing Notes that are (a) reasonably believed to be qualified institutional buyers in reliance on Rule 144A promulgated under the Securities Act or (b) non-U.S. persons, in transactions outside the United States, in reliance on Regulation S under the Securities Act (such holders, the “Eligible Holders”). Copies of all the documents relating to the Offers and Consent Solicitation may be obtained from the Exchange and Information Agent (as defined below), subject to confirmation of eligibility through online procedures established by the Exchange and Information Agent, available at: www.dfking.com/UONE.
Moelis & Company LLC has been appointed as financial advisor, investment banker, and the dealer manager and solicitation agent (the “Dealer Manager and Solicitation Agent”) and D.F. King & Co., Inc. has been appointed as the exchange and information agent (the “Exchange and Information Agent”), respectively, for the Offers and Consent Solicitation. Questions concerning the Offers and the Consent Solicitation may be directed to the Dealer Manager and Solicitation Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.
No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Offers and Consent Solicitation, or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this press release is not an offer of securities for sale into the United States. The New Notes to be offered in the Offers have not been registered under the Securities Act or any state securities laws, and unless so registered, New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Urban One
Urban One Inc. (urban1.com), together with its subsidiaries, is the largest diversified media company that primarily targets Black Americans and urban consumers in the United States. The Company owns TV One, LLC (tvone.tv), a television network serving more than 35 million households, offering a broad range of original programming, classic series and movies designed to entertain, inform, and inspire a diverse audience of adult Black viewers. As of September 30, 2025, the Company owned and/or operated 74 independently formatted, revenue producing broadcast stations (including 57 FM or AM stations, 15 HD stations, and the 2 low power television stations the Company operates), located in 13 of the most populous African-American markets in the United States. Through its controlling interest in Reach Media, Inc. (blackamericaweb.com), the Company also operates syndicated programming including the Rickey Smiley Morning Show, and the DL Hughley Show. In addition to its radio and television broadcast assets, Urban One owns iOne Digital (ionedigital.com), our wholly owned digital platform serving the African American community through social content, news, information, and entertainment websites, including its Cassius, Bossip, HipHopWired and MadameNoire digital platforms and brands. Through our national multi-media operations, we provide advertisers with a unique and powerful delivery mechanism to the African American and urban audiences.
Cautionary Note Regarding Forward-Looking Statements
Certain statements made in this press release may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Offers and Consent Solicitation. Any statements that are not statements of historical fact should be considered forward-looking statements. In many cases, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “plan,” “predict,” “expect,” “estimate,” “intend,” “would,” “will,” “could,” “should,” “anticipate,” “believe,” “project” or “continue” or the negative thereof or other similar expressions. The forward-looking statements contained in this press release reflect our views as of the date of this press release and are based on our expectations and beliefs concerning future events, as well as currently available data as of the date of this press release. While we believe there is a reasonable basis for our forward-looking statements, they involve a number of risks, uncertainties, assumptions and changes in circumstances that may cause actual results, performance or achievements to differ significantly from those expressed or implied in any forward-looking statement, including, but not limited to, the adverse impact of failing to consummate the Offers and the Consent Solicitation and other risk factors described from time to time in the Company’s filings with the SEC. Therefore, these statements are not guarantees of future events, results, performance or achievements, and you should not rely on them. All forward-looking statements included in this press release are based on information available to the Company as of the date on which such statements were made, and the Company assumes no obligation to update or revise any forward-looking statements to reflect events or circumstances that occur after such statements are made, except as required by law.